Exhibit 4.3.2

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of May 1, 2012, among CLP ELITCH GARDENS, LLC, a Delaware limited liability company f/k/a CNL Income Elitch Gardens, LLC, and CLP ELITCH GARDENS TRS CORP., a Delaware corporation f/k/a CNL Income Elitch Gardens TRS Corp. (together, the “Guaranteeing Subsidiaries”), subsidiaries of CNL LIFESTYLE PROPERTIES, INC., a Maryland corporation (or its permitted successor) (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein) and WILMINGTON TRUST, NATIONAL ASSOCIATION, successor by merger to WILMINGTON TRUST FSB, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of April 5, 2011 (as supplemented, the “Indenture”), providing for the issuance of 7.250% Senior Notes due 2019 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”);

WHEREAS, Guaranteeing Subsidiaries are Restricted Subsidiaries and are obtaining certain Indebtedness permitted to be incurred pursuant to Section 4.09 of the Indenture (the “Guaranteeing Subsidiaries’ Indebtedness”);

WHEREAS, the Guaranteeing Subsidiaries’ Indebtedness shall be guaranteed by the Company (the “Company Guarantee”);

WHEREAS, pursuant to Section 4.09(d)(9) of the Indenture, the Company Guarantee is permitted provided that the Guaranteeing Subsidiaries are a Guarantor;

WHEREAS, prior to the date hereof, the Guaranteeing Subsidiaries were not a Guarantor;

WHEREAS, in order to permit, and as a condition to its execution of, the Company Guarantee, the Guaranteeing Subsidiaries desire to execute and deliver to the Trustee, this Supplemental Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiaries hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

4. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, this Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: May 1, 2012

GUARANTEEING SUBSIDIARIES:

CLP ELITCH GARDENS, LLC, a Delaware limited liability company (f/k/a CNL Income Elitch Gardens, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP ELITCH GARDENS TRS CORP., a Delaware corporation (f/k/a CNL Income Elitch Gardens TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

COMPANY:

CNL LIFESTYLE PROPERTIES, INC., a Maryland corporation

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

EXISTING GUARANTORS:

CLP PARTNERS, LP, a Delaware limited partnership (f/k/a CNL Income Partners, LP)

By:	CLP GP CORP.,
a Delaware corporation, General Partner (f/k/a CNL Income GP Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP NORTHSTAR, LLC,
a Delaware limited liability company (f/k/a CNL Income Northstar, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP NORTHSTAR TRS CORP., a Delaware corporation (f/k/a CNL Income Northstar TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP SIERRA, LLC, a Delaware limited liability company (f/k/a CNL Income Sierra, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP SIERRA TRS CORP., a Delaware corporation (f/k/a CNL Income Sierra TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP LOON MOUNTAIN, LLC, a Delaware limited liability company (f/k/a CNL Income Loon Mountain, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP LOON MOUNTAIN TRS CORP.,
a Delaware corporation (f/k/a CNL Income Loon Mountain TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP SNOQUALMIE, LLC, a Delaware limited liability company (f/k/a CNL Income Snoqualmie, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP SNOQUALMIE TRS CORP., a Delaware corporation (f/k/a CNL Income Snoqualmie TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP BRIGHTON, LLC, a Delaware limited liability company (f/k/a CNL Income Brighton, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP BRIGHTON TRS CORP., a Delaware corporation (f/k/a CNL Income Brighton TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP BEAVER CREEK MARINA, LLC,
a Delaware limited liability company (f/k/a CNL Income Beaver Creek Marina, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP BEAVER CREEK MARINA TRS CORP., a Delaware corporation (f/k/a CNL Beaver Creek Marina TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP BURNSIDE MARINA, LLC, a Delaware limited liability company (f/k/a CNL Income Burnside Marina, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP BURNSIDE MARINA TRS CORP., a Delaware corporation (f/k/a CNL Burnside Marina TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP LAKEFRONT MARINA, LLC, a Delaware limited liability company (f/k/a CNL Income Lakefront Marina, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP LAKEFRONT MARINA TRS CORP.,
a Delaware corporation (f/k/a CNL Lakefront Marina TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP SANDUSKY MARINA, LLC, a Delaware limited liability company (f/k/a CNL Income Sandusky Marina, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP SANDUSKY MARINA TRS CORP., a Delaware corporation (f/k/a CNL Sandusky Marina TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP PIER 121 MARINA, LLC, a Delaware limited liability company (f/k/a CNL Income Pier 121 Marina, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP PIER 121 MARINA TRS CORP., a Delaware corporation (f/k/a CNL Pier 121 Marina TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP HOLLY CREEK MARINA, LLC,
a Delaware limited liability company (f/k/a CNL Income Holly Creek Marina, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP HOLLY CREEK MARINA TRS CORP., a Delaware corporation (f/k/a CNL Income Holly Creek Marina TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP EAGLE COVE MARINA, LLC, a Delaware limited liability company (f/k/a CNL Income Eagle Cove Marina, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP EAGLE COVE MARINA TRS CORP., a Delaware corporation (f/k/a CNL Income Eagle Cove Marina TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP BRADY MOUNTAIN MARINA, LLC, a Delaware limited liability company (f/k/a CNL Income Brady Mountain Marina, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP BRADY MOUNTAIN MARINA TRS CORP., a Delaware corporation (f/k/a CNL Income Eagle Cove Marina TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP ENCHANTED VILLAGE, LLC, a Delaware limited liability company (f/k/a CNL Income Enchanted Village, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP ENCHANTED VILLAGE TRS CORP., a Delaware corporation (f/k/a CNL Income Enchanted Village TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP MAGIC SPRING, LLC, a Delaware limited liability company (f/k/a CNL Income Magic Spring, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP MAGIC SPRING TRS CORP., a Delaware corporation (f/k/a CNL Income Magic Spring TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP HAWAIIAN WATERS, LLC,
a Delaware limited liability company (f/k/a CNL Income Hawaiian Waters, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP HAWAIIAN WATERS TRS CORP., a Delaware corporation (f/k/a CNL Income Hawaiian Waters TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP COLONY, LP, a Delaware limited partnership (f/k/a CNL Income Colony, LP)

By:	CLP COLONY GP, LLC,
a Delaware limited liability company,
General Partner (f/k/a CNL Income Colony GP, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP GARLAND, LP, a Delaware limited partnership (f/k/a CNL Income Garland, LP)

By:	CLP GARLAND GP, LLC,
a Delaware limited liability company, General Partner (f/k/a CNL Income Garland GP, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP NORTHSTAR COMMERCIAL, LLC,
a Delaware limited liability company (f/k/a CNL Income Northstar Commercial, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP BEAR CREEK GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Bear Creek, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP PALMETTO GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Palmetto, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP SOUTH MOUNTAIN GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income South Mountain, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP VALENCIA GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Valencia, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP WESTON HILLS GOLF, LLC,
a Delaware limited liability company (f/k/a CNL Income Weston Hills, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP CANYON SPRINGS GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Canyon Springs, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP CINCO RANCH GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Cinco Ranch, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP FOSSIL CREEK GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Fossil Creek, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP PLANTATION GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Plantation, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP MANSFIELD GOLF, LLC,
a Delaware limited liability company (f/k/a CNL Income Mansfield, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP MESA DEL SOL, LLC, a Delaware limited liability company (f/k/a CNL Income Mesa Del Sol, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP LAKERIDGE GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Lakeridge, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP ROYAL MEADOWS GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Royal Meadows, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP PAINTED HILLS GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Painted Hills, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP FOX MEADOW GOLF, LLC,
a Delaware limited liability company (f/k/a CNL Income Fox Meadow, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP WEYMOUTH GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Weymouth, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP SIGNATURE OF SOLON GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Signature of Solon, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

GRAPEVINE GOLF CLUB, L.P., a Delaware limited partnership

By: GRAPEVINE GOLF, L.L.C., a Delaware limited liability company, General Partner

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP GATLINBURG PARTNERSHIP, LP, a Delaware limited partnership (f/k/a CNL Income Gatlinburg Partnership, LP)

By:	CLP GATLINBURG GP CORP., a Delaware corporation, General Partner (f/k/a CNL Income Gatlinburg GP Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP SOUTHWEST GOLF, LLC,
a Delaware limited liability company (f/k/a CNL Income EAGL Southwest Golf, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP WEST GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL West Golf, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP NORTH GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL North Golf, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP MIDWEST GOLF, LLC, a Delaware limited liability company(f/k/a CNL Income EAGL Midwest Golf, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP MIDEAST GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Mideast Golf, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP LEASEHOLD GOLF, LLC,
a Delaware limited liability company (f/k/a CNL Income EAGL Leasehold Golf, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP MEADOWLARK GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Meadowlark, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP LAS VEGAS GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Las Vegas, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP TRADITIONAL GOLF I, LLC, a Delaware limited liability company (f/k/a CNL Income Traditional Golf I, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP CLEAR CREEK GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Clear Creek, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP LAKE PARK GOLF, LLC,
a Delaware limited liability company (f/k/a CNL Income Lake Park, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP BAKERSFIELD FEC, LLC, a Delaware limited liability company (f/k/a CNL Income FEC Bakersfield, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP CHARLOTTE FEC, LLC, a Delaware limited liability company (f/k/a CNL Income FEC Charlotte, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP KNOXVILLE FEC, LLC, a Delaware limited liability company (f/k/a CNL Income FEC Knoxville, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP FEC NORTH HOUSTON, LLC, a Delaware limited liability company (f/k/a CNL Income FEC North Houston, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP SOUTH HOUSTON FEC, LLC,
a Delaware limited liability company (f/k/a CNL Income FEC South Houston, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP RICHLAND HILLS FEC, LLC, a Delaware limited liability company (f/k/a CNL Income FEC Richland Hills, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP TAMPA FEC, LLC, a Delaware limited liability company (f/k/a CNL Income FEC Tampa, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP TEMPE FEC, LLC, a Delaware limited liability company (f/k/a CNL Income FEC Tempe, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP TUCSON FEC, LLC, a Delaware limited liability company (f/k/a CNL Income FEC Tucson, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP PACIFIC PARK, LLC, a Delaware limited liability company (f/k/a CNL Income Pacific Park, LLC)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

CLP PACIFIC PARK TRS CORP.,
a Delaware corporation (f/k/a CNL Income Pacific Park TRS Corp.)

By:	/s/ Joshua J. Taube
	Name:	Joshua J. Taube
	Title:	Vice President

TRUSTEE:

WILMINGTON TRUST, NATIONAL
ASSOCIATION, successor by merger to
WILMINGTON TRUST FSB, as Trustee

By:	/s/ Joseph O’Donnell
	Name:	Joseph O’Donnell
	Title:	Authorized Signatory